UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 2019 (October 15, 2018)

RBB BANCORP

(Exact name of Registrant as Specified in Its Charter)

California	001-38149	27-2776416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 Wilshire Blvd., Los Angeles, California		90017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (213) 627-9888

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 2 to Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission (the “SEC”) solely to amend and supplement Item 9.01 of the Current Report on Form 8-K (the “Original 8-K”) filed by RBB Bancorp (“RBB” ) on October 15, 2018,reporting under Item 2.01 the completion of its previously announced merger (the “Merger”) with First American International Bancorp (“FAIC”).  Under Item 9.01 of the Original 8-K, RBB stated that (a) the historical financial statements required by Item 9.01(a) of Form 8-K would be filed as an amendment to the Original 8-K not later than 71 days after the date the Original 8-K was required to be filed, and (b) as permitted by Item 9.01(b)(2) of Form 8-K, RBB would file the pro forma financial information required by Item 9.01(b) of Form 8-K as an amendment to the Original 8-K not later than 71 days after the date the Original 8-K was required to be filed.

On December 21, 2018, RBB filed Amendment No. 1 to the Current Report on Form 8-K/A, indicating that:

(i) RBB expects the audited consolidated balance sheets of FAIC as of December 31, 2017 and 2016, the related audited consolidated statements of income and comprehensive income, shareholders’ equity, and cash flows of FAIC for the years ended December 31, 2017 and 2016, the notes related thereto and the Independent Auditor's Report to be filed by January 4, 2019;

(ii) RBB expects the unaudited consolidated financial statements of FAIC as of and for the nine months ended September 30, 2018 to be filed by January 4, 2019; and

(iii) RBB expects the unaudited pro forma combined condensed consolidated balance sheet of RBB and FAIC as of September 30, 2018 and the unaudited pro forma combined condensed consolidated statements of income for the nine months ended September 30, 2018 and the year ended December 31, 2017, and the notes related thereto to be filed by January 4, 2019.

On January 4, 2019, 2018, RBB filed Amendment No. 2 to the Current Report on Form 8-K/A, indicating that:

(i) RBB expects the audited consolidated balance sheets of FAIC as of December 31, 2017 and 2016, the related audited consolidated statements of income, comprehensive income, shareholders’ equity, and cash flows of FAIC for the years ended December 31, 2017 and 2016, the notes related thereto and the Independent Auditor's Report to be filed by January 8, 2019;

(ii) RBB expects the unaudited consolidated financial statements of FAIC as of and for the nine months ended September 30, 2018such unaudited financial statements to be filed by January 8, 2019; and

(iii) RBB expects the unaudited pro forma combined condensed consolidated balance sheet of RBB and FAIC as of September 30, 2018 and the unaudited pro forma combined condensed consolidated statements of income for the nine months ended September 30, 2018 and the year ended December 31, 2017, and the notes related thereto to be filed by January 8, 2019.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired

The audited consolidated balance sheets of FAIC as of December 31, 2017 and 2016, the related audited consolidated statements of income and comprehensive income, stockholder’s equity, and cash flows of FAIC for the years ended December 31, 2017 and 2016, the notes related thereto and the Independent Auditor's Report, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated financial statements of FAIC as of and for the nine months ended September 30, 2018, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma financial information

The following unaudited pro forma combined condensed consolidated financial information giving effect to the Merger is furnished under this Item 9.01(b) as Exhibit 99.3 attached hereto, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability of such section, not shall be deemed incorporated by reference in any filing of Community Bank System under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing:

•  Unaudited pro forma combined condensed balance sheet as of September 30, 2018, giving effect to the Merger as if it occurred on September 30, 2018;

•   Unaudited pro forma combined condensed consolidated statement of income for the nine months ended September 30, 2018, giving effect to the Merger as if it occurred on January 1, 2017; and

•   Unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2017, giving effect to the Merger as if it occurred on January 1, 2017.

The unaudited pro forma combined condensed consolidated balance sheet of RBB and FAIC as of September 30, 2018 and the unaudited pro forma combined condensed consolidated statements of income for the nine months ended September 30, 2018 and the year ended December 31, 2017, and the notes related thereto are attached hereto as exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

EXHIBIT INDEX

Exhibit
No.	Exhibit Description

23.1	Consent of BDO USA, LLP (filed herewith)

99.1	Audited consolidated financial statements of First American International Bancorp as of and for the years ended December 31, 2017 and 2016 (filed herewith)

99.2	Unaudited consolidated financial statements of First American International Bancorp as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017 (filed herewith)

99.3

Unaudited pro forma combined condensed consolidated balance sheet of RBB Bancorp as of September 30, 2018, giving effect to the Merger as if it occurred on September 30, 2018; and unaudited pro forma combined condensed consolidated statements of income for the nine months ended September 30, 2018 and year ended December 31, 2017, giving effect to the Merger as if it occurred on January 1, 2017 (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RBB BANCORP (Registrant)

Date: January 10, 2019	By:	/s/ David Morris
David Morris
Executive Vice President and Chief Financial Officer

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